UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 9, 2021

Frontier Group Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40304	46-3681866
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4545 Airport Way

Denver, CO 80239

(Address of Principal Executive Offices) (Zip Code)

(720) 374-4200

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ULCC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

Frontier Group Holdings, Inc. (“Frontier” or the “Company”) is providing an update to its previously issued guidance for the third quarter of 2021.

Subsequent to the Company’s earnings release on August 4, 2021, the Company has seen a further softening in the level of bookings over seasonal norms that it believes is directly related to the increased COVID-19 case numbers associated with the Delta variant. The impact of the Delta variant on the Company’s bookings, and the duration of that impact, are difficult to predict. The Company is therefore monitoring flights on a close-in basis and has remained flexible to match capacity with demand. As a result, the Company currently expects its capacity for the third quarter of 2021 to be zero to one percent lower than the capacity in the third quarter of 2019 with a resulting adjusted net income (loss) margin range of (6)% to (11)%.

	3Q 2021 Guidance	Previous 3Q 2021 Guidance (e)
Capacity (versus 3Q 2019) (a)	0% to (1)%	2 to 4%
Adjusted total operating expenses (excluding fuel) ($ millions) (b)	$490 - $500	$515 - $525
Average fuel cost per gallon (c)	$2.17	$2.15
Effective tax rate	22%	24%
Adjusted net income (loss) margin range (d)	(6)% to (11)%	0% to (5)%

(a)

The Company will monitor and adjust capacity levels as appropriate. The Company believes that the comparison with 2019 is a more relevant measure of performance than a year-over-year comparison due to the significant impacts in 2020 due to the pandemic. Given the dynamic nature of the current demand environment, including any impact from the Delta variant, the actual capacity adjustments made by the Company may be different than what is currently expected. The capacity guidance excludes the impacts of close-in cancels that could occur as we monitor demand throughout the remainder of the period.

(b)

Amount estimated excludes fuel expense and special items, which may include loss on disposal of assets, early lease termination costs, special charges and credits, and other items which are not estimable at this time.

(c)	Estimated fuel cost per gallon is inclusive of estimated fuel taxes and into-plane fuel costs.
(d)	Amount estimated excludes special items, which may include loss on disposal of assets, early lease termination costs, special charges and credits, and other items which are not estimable at this time.
(e)	As provided on August 4, 2021.

The Company expects the weighted average share amount included in its basic earnings (loss) per share calculation for the third quarter of 2021 to total 215 million shares, an increase of one million shares from the second quarter of 2021 as a result of a full quarter of the 15 million shares issued and sold by the Company as part of its initial public offering, which closed on April 6, 2021. As the Company expects a net loss on an adjusted basis for the third quarter of 2021, the weighted average diluted share count on its expected adjusted net loss for the third quarter of 2021 is expected to equal its weighted average basic share count of 215 million shares as the effect of all equity awards would be anti-dilutive. The Company has 3 million warrants outstanding relating to CARES Act funding and 2 million restricted stock units that are expected to be in its diluted share count under the treasury stock method in future quarters where earnings are generated. In addition, most of the Company’s 9 million outstanding options are participating securities and are therefore not expected to be part of the Company’s basic or diluted share count under the two-class method until they are exercised. As a result of the participating nature of the options and the two-class method, in periods of earnings, an amount of earnings is allocated to the participating options, which results in an adjustment to the numerator of the Company’s earnings per share calculation.

The information furnished in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward looking statements include, among others, statements regarding the Company’s outlook for the third quarter 2021 including regarding its presently expected capacity, expenses, fuel cost, tax rate and earnings target ranges for that period, should be considered forward-looking statements within the meaning of the Securities Act, the Exchange Act and the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the Company’s current expectations and beliefs with respect to certain current and future events and anticipated financial and operating performance. Such forward-looking statements are and will be subject to many risks and uncertainties relating to the Company’s operations and business environment that may cause actual results to differ materially from any future results expressed or implied in such forward-looking statements. Words such as “expects,” “will,” “plans,” “intends,” “anticipates,” “indicates,” “remains,” “believes,” “estimates,” “forecast,” “guidance,” “outlook,” “goals,” “targets” and similar expressions are intended to identify forward-looking statements. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements in this Form 8-K are based upon information available to us on the date of this Form 8-K. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as required by applicable law.

Actual results could differ materially from these forward-looking statements due to numerous factors including, without limitation, the following: the adverse impacts of the ongoing COVID-19 global pandemic, and possible outbreaks of another disease or similar public health threat in the future, on the Company’s business, operating results, financial condition, liquidity and near-term and long-term strategic operating plan, including possible additional adverse impacts resulting from the duration and spread of the pandemic; unfavorable economic and political conditions in the states where we operate and globally; the highly competitive nature of the global airline industry and susceptibility of the industry to price discounting and changes in capacity; high and/or volatile fuel prices or significant disruptions in the supply of aircraft fuel; the Company’s reliance on technology and automated systems to operate its business and the impact of any significant failure or disruption of, or failure to effectively integrate and implement, the technology or systems; the Company’s reliance on third-party service providers and the impact of any failure of these parties to perform as expected, or interruptions in the Company’s relationships with these providers or their provision of services; adverse publicity, harm to the Company’s brand; reduced travel demand and potential tort liability as a result of an accident, catastrophe or incident involving the Company, its codeshare partners, or another airline; terrorist attacks, international hostilities or other security events, or the fear of terrorist attacks or hostilities, even if not made directly on the airline industry; increasing privacy and data security obligations or a significant data breach; further changes to the airline industry with respect to alliances and joint business arrangements or due to consolidations; changes in the Company’s network strategy or other factors outside its control resulting in less economic aircraft orders, costs related to modification or termination of aircraft orders or entry into less favorable aircraft orders; the Company’s reliance on single suppliers to source a majority of its aircraft and certain parts, and the impact of any failure to obtain timely deliveries, additional equipment or support from any of these suppliers; the impacts of union disputes, employee strikes or slowdowns, and other labor-related disruptions on the Company’s operations; extended interruptions or disruptions in service at major airports where we operate; the impacts of seasonality and other factors associated with the airline industry; the Company’s failure to realize the full value of its intangible assets or its long-lived assets, causing us to record impairments; any damage to the Company’s reputation or brand image; the limitation of the Company’s ability to use its net operating loss carryforwards and certain other tax attributes to offset future taxable income for U.S. federal income tax purposes; the costs of compliance with extensive government regulation of the airline industry; costs, liabilities and risks associated with environmental regulation and climate change; the Company’s inability to accept or integrate new aircraft into the Company’s fleet as planned; the impacts of the Company’s significant amount of financial leverage from fixed obligations, the possibility the Company may seek material amounts of additional financial liquidity in the short-term and the impacts of insufficient liquidity on the Company’s financial condition and business; failure to comply with the covenants in the Company’s financing agreements, failure to comply with financial and other covenants governing the Company’s other debt; changes in, or failure to retain, the Company’s senior management team or other key employees; current or future litigation and regulatory actions, or failure to comply with the terms of any settlement, order or arrangement relating to these actions; increases in insurance costs or inadequate insurance coverage; and other risks and uncertainties set forth under “Risk Factors” in the Company’s reports and other documents filed with the Securities and Exchange Commission (“SEC”), as well as other risks and uncertainties set forth from time to time in the reports we file with the SEC from time to time, including the Quarterly Report on Form 10-Q that we have filed with respect to the quarterly period ended June 30, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRONTIER GROUP HOLDINGS, INC.

By:	/s/ Howard M. Diamond
Name:	Howard M. Diamond
Title:	General Counsel and Secretary

Date: September 9, 2021